UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 5, 2005

L.A.M. Pharmaceutical, Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-30641	52-2278236
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

800 Sheppard Avenue West, Commercial Unit 1, Toronto, Ontario		M3H 6B4
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	416-633-7047

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On January 11, 2005, L.A.M. Pharmaceutical, Corp. (the "Company") announced that it entered into a provisional agreement, dated January 5, 2005, with Finest Enterprises Limited and China Elegant Development Limited to acquire New World Kellerton, a pharmaceutical company based in Xinyang, China. A copy of the provisional agreement is attached hereto as Exhibit 8.1 and is incorporated herein by reference as if restated in full.

The Company accounced the execution of the provisional agreement in a press release dated January 11, 2005, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference as if restated in full.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

8.1 Provisional Agreement between L.A.M. Pharmaceutical, Corp. and Finest
Enterprises Limited.

99.1 L.A.M. Pharmaceutical, Corp. Press Release dated January 11,2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L.A.M. Pharmaceutical, Corp.

January 11, 2005	By:	Joseph T. Slechta

Name: Joseph T. Slechta
Title: President, Chief Executive Officer, Principal Financial Officer, Principal Accounting Officer and Director

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Exhibit Index

Exhibit No.	Description

8.1	Provisional Agreement between L.A.M. Pharmaceutical, Corp. and Finest Enterprises Limited
99.1	L.A.M. Pharmaceutical, Corp. Press Release dated January 11, 2005